Exhibit 99.1

Financial News Release

Advanced Energy Reports Second Quarter 2024 Results

●	Revenue was $364.9 million, at the higher end of guidance
●	GAAP EPS from continuing operations was $0.41, above the mid-point of guidance
●	Non-GAAP EPS was $0.85, above the mid-point of guidance

DENVER, Colo., July 30, 2024 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), a global leader in highly engineered, precision power conversion, measurement, and control solutions, today announced financial results for the second quarter ended June 30, 2024.

“Second quarter financial results exceeded expectations, with sequential revenue growth in three of our four markets,” said Steve Kelley, president and CEO of Advanced Energy. “We continue to work intensively with our customers to incorporate AE’s differentiated technologies into leading-edge systems. These efforts, together with the execution of our manufacturing consolidation plan, are expected to drive meaningful market share gains and profitability improvement as our markets recover.”

Quarter Results

Revenue was $364.9 million in the second quarter of 2024, compared with $327.5 million in the first quarter of 2024 and $415.5 million in the second quarter of 2023.

GAAP net income from continuing operations was $15.6 million or $0.41 per diluted share in the quarter, compared with $5.8 million or $0.15 per diluted share in the prior quarter, and $27.5 million or $0.73 per diluted share a year ago.

Non-GAAP net income was $32.0 million or $0.85 per diluted share in the second quarter of 2024. This compares with $21.9 million or $0.58 per diluted share in the first quarter of 2024, and $41.9 million or $1.11 per diluted share in the second quarter of 2023.

Advanced Energy generated $6.9 million in cash flow from continuing operations during the quarter and paid $3.8 million in quarterly dividends.

The company announced plans to take further actions related to its previously announced manufacturing consolidation initiatives. Advanced Energy expects to incur employment-related charges for severance, benefits expenses, payroll taxes, and facility exit costs. The majority of these charges are expected to be recognized during the third quarter of 2024.

A reconciliation of GAAP and non-GAAP measures is provided in the tables below.

Third Quarter 2024 Guidance

Based on the Company’s current view, beliefs, and assumptions, guidance is within the following ranges:

Q3 2024
Revenue	$370 million +/- $20 million
GAAP EPS from continuing operations	($0.10) +/- $0.25
Non-GAAP EPS	$0.90 +/- $0.25

Conference Call

Management will host a conference call today, July 30, 2024, at 4:30 p.m. Eastern Time to discuss the second quarter financial results. To participate in the live earnings conference call, please dial 877-407-0890 approximately ten minutes prior to the start of the meeting and an operator will connect you. International participants can dial +1-201-389-0918. A webcast will also be available on our investor web page at ir.advancedenergy.com in the Events & Presentations section. The archived webcast will be available approximately two hours following the end of the live event.

About Advanced Energy

Advanced Energy Industries, Inc. (Nasdaq: AEIS) is a global leader in the design and manufacture of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. Advanced Energy’s power solutions enable customer innovation in complex applications for a wide range of industries including semiconductor equipment, industrial production, medical and life sciences, data center computing, networking, and telecommunications. With engineering know-how and responsive service and support for customers around the globe, the company builds collaborative partnerships to meet technology advances, propels growth of its customers and innovates the future of power. Advanced Energy has devoted four decades to perfecting power. It is headquartered in Denver, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance. Trust.

For more information, contact:

Andrew Huang

Advanced Energy Industries, Inc.

970-407-6555

ir@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. The non-GAAP results presented below exclude the impact of non-cash related charges, such as stock-based compensation, amortization of intangible assets, and long-term unrealized foreign exchange gains and losses. In addition, we exclude discontinued operations and other non-recurring items such as acquisition-related costs, facility expansion and related costs, restructuring, asset impairments, and other charges, as they are not indicative of future performance. The tax effect of our non-GAAP adjustments represents the anticipated annual tax rate applied to each non-GAAP adjustment after consideration of their respective book and tax treatments. In addition, the tax effect also includes a discrete tax benefit associated with the release of a portion of our deferred tax asset valuation allowance.

The non-GAAP measures included in this release are not prepared in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges, non-economic foreign currency remeasurements, and other cash charges which are not part of our usual operations. We use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This release and statements we make on the above announced conference call contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this report that are not historical information are forward-looking statements. For example, statements relating to our beliefs, expectations, and plans are forward-looking statements, as are statements that certain actions, conditions, or circumstances will continue. The inclusion of words such as "anticipate," "expect," "estimate," "can," "may," "might," "continue," "enables," "plan," "intend," "should," "could," "would," "likely," "potential," or "believe," and similar expressions and the negative versions thereof indicate forward-looking statements; however, not all forward-looking statements may contain such words or expressions. These forward-looking statements are based upon information available as of the date of this report and management’s current estimates, forecasts, and assumptions. Although we believe that our expectations reflected in or suggested by these forward-looking statements are reasonable, we may not achieve the results, performance, plans, or objectives expressed or implied by such forward-looking statements. Forward-looking statements involve risks and uncertainties, which are difficult to predict and many of which are beyond our control.

Risks and uncertainties to which our forward-looking statements are subject include, but are not limited to: our ability to achieve design wins with new and existing customers; our ability to accurately forecast and meet customer demand; risks related to global economic conditions, including, but not limited to, the impact of escalating global conflicts on macroeconomic conditions, economic uncertainty, market volatility, rising interest rates, inflation, or recession; risks inherent in our international operations, including the effect of trade and export controls, political and geographical risks, fluctuations in currency exchange rates; concentration of our customer base; risks associated with breach of our information security measures; our loss of or inability to attract and retain key personnel; disruptions to our manufacturing operations or those of our customers or suppliers; risks associated with our manufacturing footprint optimization and movement of manufacturing locations for certain products; our ability to successfully identify, close, integrate and realize anticipated benefits from our acquisitions; quality issues or unanticipated costs in fulfilling our warranty obligations (including our discontinued solar inverter product line), and adequacy of our warranty reserves; our ability to enforce, protect and maintain our proprietary technology and intellectual property rights; our ability to achieve cost savings, profitability, and gross margin goals; changes to tax laws and regulations or our tax rates; changes in federal, state, local and foreign regulations, including with respect to privacy and data protection, and environmental regulation; the effect of our debt obligations and restrictive covenants on our ability to operate our business; customer price sensitivity; risks related to our unfunded pension obligations; restructuring and severance activities; legal matters, claims, and proceedings; our estimates of the fair value of intangible assets; and the potential impact of dilution related to our convertible debt, hedge, and warrant transactions.

Actual results could differ materially and adversely from those expressed in any forward-looking statements, and readers are cautioned not to place undue reliance on forward-looking statements. Factors that could contribute to these differences or prove our forward-looking statements, by hindsight, to be overly optimistic or unachievable include, but are not limited to, the risks and uncertainties listed above and described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advancedenergy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to us on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. We assume no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2024	2024	2023
Revenue, net	$364,947	$415,508	$327,475	$692,422	$840,548
Cost of revenue	237,206	268,428	214,646	451,852	538,357
Gross profit	127,741	147,080	112,829	240,570	302,191
Gross margin %	35.0%	35.4%	34.5%	34.7%	36.0%

Operating expenses:
Research and development	52,335	51,413	49,836	102,171	103,023
Selling, general, and administrative	55,013	55,613	55,124	110,137	110,971
Amortization of intangible assets	6,800	7,075	6,947	13,747	14,137
Restructuring, asset impairments, and other charges	625	3,154	245	870	4,197
Total operating expenses	114,773	117,255	112,152	226,925	232,328
Operating income	12,968	29,825	677	13,645	69,863

Interest income	12,119	4,301	12,645	24,764	7,886
Interest expense	(6,956)	(2,858)	(7,127)	(14,083)	(5,588)
Other income (expense), net	638	982	1,379	2,017	(423)
Income from continuing operations, before income tax	18,769	32,250	7,574	26,343	71,738
Income tax provision	3,165	4,795	1,787	4,952	12,531
Income from continuing operations	15,604	27,455	5,787	21,391	59,207
Loss from discontinued operations, net of income tax	(575)	(315)	(571)	(1,146)	(1,146)
Net income	$15,029	$27,140	$5,216	$20,245	$58,061

Basic weighted-average common shares outstanding	37,474	37,573	37,359	37,417	37,524
Diluted weighted-average common shares outstanding	37,777	37,803	37,687	37,733	37,804

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.42	$0.73	$0.15	$0.57	$1.58
Diluted earnings per share	$0.41	$0.73	$0.15	$0.57	$1.57

Discontinued operations:
Basic loss per share	$(0.02)	$(0.01)	$(0.02)	$(0.03)	$(0.03)
Diluted loss per share	$(0.02)	$(0.01)	$(0.02)	$(0.03)	$(0.03)

Net income:
Basic earnings per share	$0.40	$0.72	$0.14	$0.54	$1.55
Diluted earnings per share	$0.40	$0.72	$0.14	$0.54	$1.54

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$986,148	$1,044,556
Accounts receivables, net	262,419	282,430
Inventories	383,141	336,137
Other current assets	46,131	48,771
Total current assets	1,677,839	1,711,894

Property and equipment, net	180,624	167,665
Operating lease right-of-use assets	103,522	95,432
Other assets	130,782	136,448
Goodwill and intangible assets, net	449,092	445,318
Total assets	$2,541,859	$2,556,757

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$157,523	$141,850
Other accrued expenses	113,015	156,254
Current portion of long-term debt	20,000	20,000
Current portion of operating lease liabilities	16,299	17,744
Total current liabilities	306,837	335,848

Long-term debt	887,309	895,679
Other long-term liabilities	182,637	181,048
Long-term liabilities	1,069,946	1,076,727

Total liabilities	1,376,783	1,412,575

Total stockholders' equity	1,165,076	1,144,182
Total liabilities and stockholders’ equity	$2,541,859	$2,556,757

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$20,245	$58,061
Less: loss from discontinued operations, net of income tax	(1,146)	(1,146)
Income from continuing operations, net of income tax	21,391	59,207

Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	33,918	32,966
Stock-based compensation	22,389	14,738
Amortization of debt issuance costs and debt discount	1,630	254
Deferred income tax benefit	(42)	(786)
Loss (gain) on disposal and sale of assets	(16)	192
Unrealized gain on investment	(567)	—
Changes in operating assets and liabilities, net of assets acquired	(63,830)	(51,067)
Net cash from operating activities from continuing operations	14,873	55,504
Net cash from operating activities from discontinued operations	(876)	(3,090)
Net cash from operating activities	13,997	52,414

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of long-term investments	(2,401)	(3,128)
Purchases of property and equipment	(31,406)	(33,623)
Acquisitions, net of cash acquired	(13,762)	—
Net cash from investing activities	(47,569)	(36,751)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on long-term borrowings	(10,000)	(10,000)
Dividend payments	(7,658)	(7,592)
Net payments related to stock-based awards	(5,500)	(1,384)
Net cash from financing activities	(23,158)	(18,976)

EFFECT OF CURRENCY TRANSLATION ON CASH	(1,678)	(253)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(58,408)	(3,566)
CASH AND CASH EQUIVALENTS, beginning of period	1,044,556	458,818
CASH AND CASH EQUIVALENTS, end of period	$986,148	$455,252

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Revenue by Market	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2024	2024	2023
Semiconductor Equipment	$188,321	$173,177	$179,903	$368,224	$367,386
Industrial and Medical	79,104	127,603	83,418	162,522	250,623
Data Center Computing	72,964	59,076	41,902	114,866	118,735
Telecom and Networking	24,558	55,652	22,252	46,810	103,804
Total	$364,947	$415,508	$327,475	$692,422	$840,548

Net Revenue by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2024	2024	2023
North America	$172,794	$171,516	$134,079	$306,873	$352,458
Asia	151,955	186,498	151,943	303,898	365,681
Europe	39,813	56,213	40,553	80,366	118,779
Other	385	1,281	900	1,285	3,630
Total	$364,947	$415,508	$327,475	$692,422	$840,548

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2024	2024	2023
Gross profit from continuing operations, as reported	$127,741	$147,080	$112,829	$240,570	$302,191
Adjustments to gross profit:
Stock-based compensation	1,056	589	829	1,885	972
Facility expansion, relocation costs and other	161	60	1,308	1,469	1,017
Acquisition-related costs	(57)	97	44	(13)	150
Non-GAAP gross profit	128,901	147,826	115,010	243,911	304,330
Non-GAAP gross margin	35.3%	35.6%	35.1%	35.2%	36.2%

Operating expenses from continuing operations, as reported	114,773	117,255	112,152	226,925	232,328
Adjustments:
Amortization of intangible assets	(6,800)	(7,075)	(6,947)	(13,747)	(14,137)
Stock-based compensation	(10,328)	(7,348)	(10,176)	(20,504)	(13,766)
Acquisition-related costs	(1,934)	(1,165)	(1,266)	(3,200)	(2,043)
Restructuring, asset impairments, and other charges	(625)	(3,154)	(245)	(870)	(4,197)
Non-GAAP operating expenses	95,086	98,513	93,518	188,604	198,185
Non-GAAP operating income	$33,815	$49,313	$21,492	$55,307	$106,145
Non-GAAP operating margin	9.3%	11.9%	6.6%	8.0%	12.6%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2023	2024	2023
Income from continuing operations, less non-controlling interest, net of income tax	$15,604	$27,455	$5,787	$21,391	$59,207
Adjustments:
Amortization of intangible assets	6,800	7,075	6,947	13,747	14,137
Acquisition-related costs	1,877	1,262	1,310	3,187	2,193
Facility expansion, relocation costs, and other	161	60	1,308	1,469	1,017
Restructuring, asset impairments, and other charges	625	3,154	245	870	4,197
Unrealized foreign currency loss (gain)	(1,545)	(2,266)	(1,757)	(3,302)	(1,213)
Tax effect of non-GAAP adjustments, including certain discrete tax benefits	(498)	(1,051)	(622)	(1,120)	(2,172)
Non-GAAP income, net of income tax, excluding stock-based compensation	23,024	35,689	13,218	36,242	77,366
Stock-based compensation, net of tax	8,993	6,191	8,694	17,687	11,495
Non-GAAP income, net of income tax	$32,017	$41,880	$21,912	$53,929	$88,861

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

Reconciliation of non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2024	2023	2024	2024	2023
Diluted earnings per share from continuing operations, as reported	$0.41	$0.73	$0.15	$0.57	$1.57
Add back:
Per share impact of non-GAAP adjustments, net of tax	0.44	0.38	0.43	0.86	0.78
Non-GAAP earnings per share	$0.85	$1.11	$0.58	$1.43	$2.35

Reconciliation of Q3 2024 Guidance
	Low End	High End

Revenue	$350 million	$390 million

Reconciliation of non-GAAP earnings per share
GAAP earnings per share	$(0.35)	$0.15
Stock-based compensation	0.28	0.28
Amortization of intangible assets	0.19	0.19
Restructuring, asset impairments, and other charges	0.77	0.77
Tax effects of excluded items	(0.24)	(0.24)
Non-GAAP earnings per share	$0.65	$1.15